Exhibit 10.7

FIRST AMENDMENT TO THE

AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

OF

BEHRINGER HARVARD MULTIFAMILY OP II LP

In accordance with the provisions of the Texas Business Organizations Code, Behringer Harvard Multifamily OP II LP, a Texas limited partnership (the “Partnership”), hereby adopts this First Amendment to the Amended and Restated Agreement of Limited Partnership (“Partnership Agreement”), effective as of September 12, 2012.

1.               The name of the Partnership is currently:  Behringer Harvard Multifamily OP II LP.

2.               The General Partner desires to change the name of the partnership to Adaptive Real Estate Income Trust OP LP.

3.               The amendment so adopted is:

FIRST, the heading of the Partnership Agreement is deleted in its entirety and in lieu thereof inserted:

AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

OF

ADAPTIVE REAL ESTATE INCOME TRUST OP LP

SECOND, the first sentence of Section 2.02 of the Partnership Agreement is deleted in its entirety and in lieu thereof inserted:

The name of the Partnership is “Adaptive Real Estate Income Trust OP LP.”

THIRD, any reference to the Partnership in the Partnership Agreement shall hereinafter be amended to reflect the name change to “Adaptive Real Estate Income Trust OP LP.”

FOURTH, except as hereinabove amended, the provisions of the Partnership Agreement are to be continued in full force and effect.

4.               The foregoing Amendment to the Partnership Agreement was adopted by the General Partner of the Partnership on the 12th day of September, 2012 pursuant to Section 6.01 of the Partnership Agreement.

[Signature on following page]

IN WITNESS WHEREOF, the undersigned has executed this First Amendment, effective as of the day and year set forth above.

GENERAL PARTNER: AREIT, Inc.

By:	/s/ Robert J. Chapman
Robert J. Chapman, President